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                                                                   EXHIBIT 10.2




                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made this the 26 day of August, 1999 by and among SUNTRUST BANK, NASHVILLE, N.A. (the "Lender") and LANDAIR CORPORATION and LANDAIR TRANSPORT, INC. (collectively, the "Borrower").

                                    RECITALS:

         A. Borrower and Lender entered into that certain Loan and Security Agreement dated January 5, 1999, as amended by a First Amendment to Loan and Security Agreement (as amended from time to time, the "Agreement").

         B. The Borrower and the Lender are desirous of amending the Agreement as set forth below.

         C. Terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein, the parties hereto agree that the Agreement is hereby amended and modified as follows:

         Section 1. Section 1.4 of the Agreement concerning "Interest" is amended to the extent that the Applicable Margin through December 31, 1999 shall be two percent (2%) per annum. Thereafter, the Applicable Rate shall be determined in accordance with the following pricing matrix:



                        Ratio of Adjusted Funded              Applicable
                            Debt to EBITDAR                     Margin
                            ---------------                     ------
                            > 2.5                               1.75%
                            -
                            > 2.0 and < 2.5                     1.50%
                            -
                            > 1.5 and < 2.0                     1.25%
                            -
                            > 1.0 and < 1.5                     1.00%
                            -
                            < 1.0                               0.75%

         Section 2. Sections 4.1 through 4.4 of the Agreement are deleted and the following Sections are substituted in lieu thereof:

                  Section 4.1. EBITR Divided by IR Ratio. While any of the Indebtedness is outstanding, Landair Corporation will maintain (on a consolidated basis) a ratio of earnings (before interest and rent expense and taxes) to interest and rent expense, of no less than .50 to
         1.0 from the date of this Amendment through September 30, 2000, 1.30 to
         1.0 from December 31, 2000 through September 30, 2001 and 1.60 to 1.0 thereafter, calculated on an annualized rolling four fiscal quarter basis and measured at the end of each fiscal quarter.



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                  Section 4.2. Adjusted Funded Debt to EBITDAR Ratio. While any
         of the Indebtedness is outstanding, Landair Corporation will maintain (on a consolidated basis) a ratio of Adjusted Funded Debt to earnings before interest, taxes, depreciation, amortization and rents ("EBITDAR") of no greater than 4.25 to 1.0 from the date of this Amendment through September 30, 1999, 3.75 to 1.0 from December 31, 1999 through September 30, 2000 and 3.0 to 1.0 thereafter, calculated on an annualized rolling four fiscal quarter basis and measured at the end of each fiscal quarter commencing December 31, 1998.

                  Section 4.3. Capitalization Ratio. While any of the Indebtedness is outstanding, Landair Corporation will maintain at all times (on a consolidated basis) a ratio of Adjusted Funded Debt to Adjusted Capitalization not to exceed .65 to 1.0 from the date of this Amendment through September 30, 2000 and .55 thereafter.

                  Section 4.4. Tangible Net Worth. While any of the Indebtedness is outstanding, Landair Corporation will maintain (on a consolidated basis) at all times a Tangible Net Worth equal to $37,000,000 commencing September 30, 1999. Commencing December 31, 1999, Tangible Net Worth shall increase after each fiscal quarter by: (i) at least 75% of net income, without any deduction for losses; and (ii) 100% of the net proceeds of any equity offering.

         Section 3. All other applicable provisions of the Agreement are hereby amended to conform to the amendments as expressed in this Amendment.

         Section 4. Except as provided herein, the Agreement shall remain unamended and shall be in full force and effect.

         Section 5. This modification shall be governed by and construed in accordance with the laws of the State of Tennessee.

         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.


SUNTRUST BANK, NASHVILLE, N.A.                  LANDAIR CORPORATION


By: /s/ Roger D. Osborne                        By: /s/ Edward W. Cook
   ----------------------------                    --------------------------
Title: Vice President                           Title: CFO
      -------------------------                       -----------------------

                                                LANDAIR TRANSPORT, INC.


                                                By: /s/ Edward W. Cook
                                                   --------------------------
                                                Title: CFO
                                                      -----------------------






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